John Hancock Capital Series

Supplement dated November 7, 2016 to the current summary prospectus

John Hancock Classic Value Fund (the fund)

Effective January 1, 2017 (the effective date), John P. Goetz will no longer serve as a portfolio manager of the fund and John J. Flynn has been named a portfolio manager of the fund. Accordingly, as of the effective date, the reference to Mr. Goetz as a portfolio manager of the fund will be removed from the summary prospectus. Richard S. Pzena and Benjamin S. Silver will continue as portfolio managers of the fund.

Accordingly, effective January 1, 2017, the following information is added under the heading “Portfolio management”:

John J. Flynn
Principal and Portfolio Manager

Managed the fund since 2017

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.